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                                  EXHIBIT 3.1





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                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 11:45 AM 05/05/1994
                                                             944079447 - 2141541

                           CERTIFICATE OF CORRECTION
                        FILED TO CORRECT CERTAIN ERRORS
        IN THE CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION
                           FILED IN THE OFFICE OF THE
                 SECRETARY OF STATE OF DELAWARE ON MAY 9, 1988,
             AND IN THE CERTIFICATE OF AMENDMENT OF CERTIFICATE OF
                    INCORPORATION FILED IN THE OFFICE OF THE
                SECRETARY OF STATE OF DELAWARE ON JULY 10, 1992



             Dell Computer Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware,

             DOES HEREBY CERTIFY:

             That in the Certificate of Amendment filed with the Secretary of State of Delaware on May 9, 1988 (the "1988 Certificate of Amendment"), it was incorrectly stated that:

             "Article Fourth of the Certificate of Incorporation as amended shall read in its entirety as follows:"

             That such sentence in the 1988 Certificate of Amendment in its corrected form is as follows:

             "The first paragraph of Article Fourth of the Certificate of Incorporation as amended shall read in its entirety as follows:"


             That in the second sentence of Paragraph SECOND of the Certificate of Amendment filed with the Secretary of State of Delaware on July 10, 1992 (the "1992 Certificate of Amendment"), it was incorrectly stated that:

             "Article Fourth of the Certificate of Incorporation as amended shall read in its entirety as follows:"





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             That the second sentence of Paragraph SECOND of the 1992
Certificate of Amendment in its corrected form is as follows:

             "The first paragraph of Article Fourth of the Certificate of Incorporation as amended shall read in its entirety as follows:"


             IN WITNESS WHEREOF, Dell Computer Corporation has caused its corporate seal to be hereunto affixed, and this Certificate to be signed by Michael S. Dell, its Chairman of the Board and Chief Executive Officer, and attested by Roger Bailey, its Assistant Secretary this 27th day of April, 1994.

                                                DELL COMPUTER CORPORATION



                                                BY /s/ MICHAEL S. DELL
                                                ----------------------
                                                   Michael S. Dell
                                                   Chairman of the Board
                                                   Chief Executive Officer


ATTEST:


By /s/ ROGER BAILEY
- - -------------------
   Roger Bailey
   Assistant Secretary





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